                                                                    EXHIBIT 99.1



                             GULFMARK OFFSHORE, INC.

                              LETTER OF TRANSMITTAL
                          FOR TENDER OF ALL OUTSTANDING
                          8 3/4% SENIOR NOTES DUE 2008
                                 IN EXCHANGE FOR
                          8 3/4% SENIOR NOTES DUE 2008
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                 PURSUANT TO THE PROSPECTUS DATED JULY ___, 1998

                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
 NEW YORK CITY TIME, ON AUGUST ___ 1998, UNLESS THE EXCHANGE OFFER IS EXTENDED.

            OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN
           AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
                    BUSINESS DAY PRIOR TO THE EXPIRATION DATE

         TO: STATE STREET BANK AND TRUST COMPANY (THE "EXCHANGE AGENT")

     By Hand or Overnight Delivery:            Facsimile Transmissions:          By Registered or Certified Mail:
                                             (Eligible Institutions Only)
   State Street Bank and Trust Company              (617) 664-5739              State Street Bank and Trust Company
       Corporate Trust Department                                                   Corporate Trust Department
              Fourth Floor                      Facsimile Confirmation                     P. O. Box 778
         Two International Place                    (617) 664-5456                     Boston, MA 02102-0078
            Boston, MA 02110

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges that he or she has received the Prospectus, dated July ___, 1998 (the "Prospectus") of GulfMark Offshore, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of 8 3/4% Senior Notes due 2008 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 8 3/4% Senior Notes due 2008, (the "Old Notes"), of which $130,000,000 aggregate principal amount is outstanding, upon the terms and subject to the conditions set forth in the Prospectus. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on August ___, 1998, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. Capitalized terms used but not defined herein shall have the meaning given to them in the Prospectus.

         The Letter of Transmittal is to be used if (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders, (ii) tender of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer ---- Procedures for Tendering" in the Prospectus by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- of Transmittal and any other required documents must be made to the Exchange Agent. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

         The term "Holder" as used herein means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder, or any person whose Old Notes are held of record by the DTC who desires to deliver such Old Notes by book-entry transfer of the DTC.

         All Holders of Old Notes who wish to tender their Old Notes must, prior to the Expiration Date: (i) complete, sign, and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender (and not withdraw) his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 2.)

         Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Old Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company has given written notice thereof to the Exchange Agent.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below. The instructions included in this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. (See Instruction 12 herein.)

         Holders who wish to accept the Exchange Offer and tender their Old Notes must complete this Letter of Transmittal in its entirety and comply with all of its terms.

         List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule and attached hereto. The minimum permitted tender is $1,000 in principal amount of 8 3/4% Senior Notes due 2008. All other tenders must be in integral multiples of $1,000.

                   DESCRIPTION OF 8 3/4% SENIOR NOTES DUE 2008

Box I
===================================================================================================================
       Name(s) and Address(es) of Registered Holder(s)*                           Old Notes Tendered
           Exactly as Name(s) Appear(s) on Old Notes
                  (Please fill in, if blank)
-------------------------------------------------------------------------------------------------------------------
                                                                             (A)                        (B)
                                                                                                Aggregate Principal
                                                                                                  Amount Tendered
                                                                    Certificate Number(s)      (if less than all)**
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                   Total Principal Amount
                                                                   of Old Notes Tendered
===================================================================================================================

*        Need not be completed by book-entry Holders.
** Need not be completed by Holders who wish to tender the entire aggregate principal amount represented by all Old Notes listed. All tenders must be in integral multiples of $1,000.

               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Box II                                                        Box III
---------------------------------------------------------------------------------------------------------------------

           SPECIAL REGISTRATION INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 4, 5 and 6)                                   (See Instructions 4, 5 and 6)

     To be completed ONLY if certificates for Old                  To be completed ONLY if certificates for Old Notes
Notes in a principal amount not tendered, or Exchange         in a principal amount not tendered, or Exchange Notes
Notes issued in exchange for Old Notes accepted for           issued in exchange for Old Notes accepted for exchange,
exchange, are to be issued in the name of someone other       are to be delivered to someone other than the
than the undersigned.                                         undersigned

Issue certificates to:                                        Deliver certificates to:

Name                                                          Name
     -----------------------------------------                    -----------------------------------------
                (Please Print)                                               (Please Print)

----------------------------------------------                ---------------------------------------------
                (Please Print)                                               (Please Print)

Address                                                       Address
       ---------------------------------------                       --------------------------------------

----------------------------------------------                ---------------------------------------------
             (Including Zip Code)                                         (Including Zip Code)

----------------------------------------------                ---------------------------------------------
(Tax Identification or Social Security Number)               (Tax Identification or Social Security Number)
---------------------------------------------------------------------------------------------------------------------

      IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES(S) FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION OF SUCH OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY DTC TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution __________________________________          [ ] The Depository Trust Company

      Account Number____________________________________________________________________________________________

      Transaction Code Number___________________________________________________________________________________

      Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." (See Instruction 2.)

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s) of Old Notes______________________________

      Date of Execution of Notice of Guaranteed Delivery________________________

      Name of Institution which Guaranteed Delivery_____________________________

      Transaction Code Number___________________________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:_____________________________________________________________________

      Address:__________________________________________________________________

      If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to GulfMark Offshore, Inc. (the "Company") for exchange the principal amount of Old Notes indicated above.

      Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered hereby in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the Indenture for the Old Notes and the Exchange Notes) with respect to the tendered Old Notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such Old Notes to the Company or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and
(ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

      The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretative advice given by the staff of the Securities and Exchange Commission to third parties in connection with transactions similar to the Exchange Offer, so that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than a broker-dealer who purchased such Old Notes directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such Exchange Notes.

      The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement, (as defined in the Prospectus) and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

      The undersigned represents and warrants that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving Exchange Notes (which shall be the undersigned unless otherwise indicated in the box entitled "Special Delivery Instructions" above) (the "Recipient"), (ii) neither the undersigned nor the Recipient (if different) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and (iii) neither the undersigned nor the Recipient (if different) is an "affiliate" of the Company as defined in Rule 405 under the Securities Act. If the undersigned is not a broker-dealer, the undersigned further represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer, the undersigned further (x) represents that it acquired Old Notes for the undersigned's own account as a result of market making activities or other trading activities, (y) represents that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of Exchange Notes received in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act.

      The undersigned understands and agrees that the Company reserves the right not to accept tendered Old Notes from any tendering Holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the Exchange Agent or the Company in order to complete the exchange, assignment and transfer of tendered Old Notes or transfer of ownership of such Old Notes on the account books maintained by a book-entry transfer facility.

      The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

      The undersigned understands that the Company may accept the undersigned's tender by delivering notice of acceptance, as provided below, to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral (which shall be confirmed in writing) or written notice thereof to the Exchange Agent.

      The undersigned understands that the first interest payment following the Expiration Date will include unpaid interest on the Old Notes accrued through the date of issuance of the Exchange Notes.

      The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

      The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

      If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC) at the Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in this Letter of Transmittal.

      By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

      Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any certificates for Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in either such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersign's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

      Holders who wish to tender the Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot delivery their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

                         PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                     AND WHETHER OR NOT TENDER IS TO BE MADE
                 PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES


      This Letter of Transmittal must be signed by the registered Holder(s) as their name(s) appear on the Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. (See Instructions 4 and 6.)

x__________________________________________________                    _________________________________________
                                                                       Date

x__________________________________________________                    _________________________________________
                                                                       Date

      Signature(s) of Holder(s) of
      Authorized Signatory

Name(s):  __________________________________________                   Address:_________________________________

          __________________________________________                   _________________________________________
                       (Please Print)                                           (Including Zip Code)

Capacity:  __________________________________________                  Area Code and Telephone Number:__________

Social Security No.:________________________________

               PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

Box IV

================================================================================================================================
                                      SIGNATURE GUARANTEE (See Instruction 1)
                         Certain Signatures Must Be Guaranteed by an Eligible Institution


--------------------------------------------------------------------------------------------------------------------------------
                              (Name of Eligible Institution Guaranteeing Signatures)


--------------------------------------------------------------------------------------------------------------------------------
                 (Address (including zip code) and Telephone Number (including area code) of Firm)


--------------------------------------------------------------------------------------------------------------------------------
                                              (Authorized Signature)


--------------------------------------------------------------------------------------------------------------------------------
                                                  (Printed Name)


--------------------------------------------------------------------------------------------------------------------------------
                                                      (Title)

Date:
      --------------------------
================================================================================================================================

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Old Notes are tendered for the account of an Eligible Institution. (See Instruction 6.) Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"). All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

         2. Delivery of this Letter of Transmittal and Old Notes. Certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent at DTC of Old Notes tendered by book-entry transfer, as well as, in each case (including cases where tender is affected by book-entry transfer), a properly completed and duly executed copy of this letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

         The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If Old Notes are sent by mail, certified or registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

         The Exchange Agent will make a request to establish an account with respect to the Old Notes at the DTC for purposes of the Exchange Offer promptly after the date of the Prospectus, and any financial institution that is a participant in the DTC may make book-entry delivery of Old Notes by causing the DTC to transfer such Old Notes into the Exchange Agent's account at the DTC in accordance with the DTC's procedures for transfer. However, although delivery of Old Notes may be effected through book-entry transfer at the DTC, the Letter of Transmittal, with any required signature guarantees or an Agent's Message (as defined below) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

         A Holder may tender Old Notes that are held through the DTC by transmitting its acceptance through the DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and the DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by the DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that the DTC has received an express acknowledgment from each participant in the DTC tendering the Old Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. See "Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all in the manner provided in the Prospectus under the caption "The Exchange Offer -- Any Holder who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes, and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Old

Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived shall be returned by the Exchange Agent to the tendering Holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the Holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

         3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of Old Notes should be listed on a separate signed schedule and attached hereto.

         4. Tender by Holder. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered Holder and who wishes to tender should arrange with such registered Holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered Holder or properly endorsed certificates representing such Old Notes.

         5. Partial Tenders; Withdrawals. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of 8 3/4% Senior Notes due 2008" above. The entire principal amount of any Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the "Special Delivery Instructions" box above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

         Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the business day prior to the Expiration Date. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the business day prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee, with respect to the Old Notes, register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering" at any time prior to the Expiration Date.

         6. Signatures on the Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Note without alteration, enlargement or any change whatsoever.

         If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Old Notes.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered Holder or Holders appears on the Old Notes.

         If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

         7. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         8. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering Holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the Holder has not been notified by the Internal Revenue Service (the "IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part 1, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) shall retain 31% of payments made to the tendering Holder during the sixty-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent or the Company with its TIN within sixty days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty-day period to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent or the Company with its TIN within such sixty-day period, the Company shall remit such previously retained amounts to the IRS as backup withholding. In general, if a Holder is an individual, the TIN is the Social Security number of said individual. If the Exchange Agent or the Company are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute For W-9 if Old Notes are registered in more than one name), consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

         Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

         9. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder. See the Prospectus under "The Exchange Offer -- Solicitation of
Tenders; Fees and Expenses."

         Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

         10. Waiver of Conditions. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

         11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

         12. Requests for Assistance or Additional Copies. Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus or on the first page hereof. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                          (DO NOT WRITE IN SPACE BELOW)

                  CERTIFICATE SURRENDERED            OLD NOTES TENDERED             OLD NOTES ACCEPTED

                  ---------------------              -------------------            ------------------

                  ---------------------              -------------------            ------------------

Date Received _________________________              Accepted by_______         Checked by____________
Delivery Prepared by ___________________             Checked by________         Date__________________

                            IMPORTANT TAX INFORMATION

         Under federal income tax laws, a Holder whose tendered Old Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made pursuant to the Exchange Offer may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends of (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------
         CERTIFICATION OF PAYEE AWAITING TAXPAYER INDEMNIFICATION NUMBER

         I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

SIGNATURE
         -------------------------------------------------
DATE
    --------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 5)

                     PAYER'S NAME:  GULFMARK OFFSHORE, INC.

------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                          Part I -- TAXPAYER IDENTIFICATION NUMBER (TIN)                       SOCIAL SECURITY NUMBER

Form W-9                            Enter your TIN in the appropriate box.  For                      ------------------------------
                                    individuals, this is your social security number (SSN).                        OR
Department of the Treasury          For sole proprietors, see the instructions in the
Internal Revenue Service            enclosed Guidelines.  For other entities, it is your             EMPLOYEE IDENTIFICATION NUMBER
                                    employer identification number (EIN).  If you do not
REQUEST FOR TAXPAYER                have a number, see How to Get a TIN in the enclosed              ------------------------------
IDENTIFICATION NUMBER               Guidelines.
AND CERTIFICATION
                                    NOTE:  If the account is in more than one name, see
                                    the chart on page 2 of the enclosed Guidelines on
                                    whose number to enter.
                                    ------------------------------------------------------------------------------------------------

                                    PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                                    (See Part II instructions in the enclosed Guidelines.)


------------------------------------------------------------------------------------------------------------------------------------
Part III -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1)   The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
      and

(2)   I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Signature                                                                       Date                                       , 1998
          -----------------------------------------------------------                --------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

      CERTIFICATION INSTRUCTIONS -- You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

                             GULFMARK OFFSHORE, INC.

                                OFFER TO EXCHANGE
                                       ITS
                          8 3/4% SENIOR NOTES DUE 2008
                             FOR ANY AND ALL OF ITS
                          8 3/4% SENIOR NOTES DUE 2008


To Brokers, Dealers, Commercial
Banks, Trust Companies and
Other Nominees:

         We are enclosing an offer by GulfMark Offshore, Inc., a Delaware corporation (the "Company"), to exchange its 8 3/4% Senior Notes due 2008 (the "Exchange Notes") for any and all of its outstanding 8 3/4% Senior Notes due 2008 (the "Old Notes"), upon the terms and subject to the conditions set forth in the accompanying Prospectus, dated July ____, 1998 (the "Prospectus"), and related Letter of Transmittal (which together with the Prospectus constitute the "Exchange Offer").

         The Exchange Offer provides a procedure for holders to tender the Old Notes by means of guaranteed delivery.

         The Exchange Offer will expire at 5:00 p.m., New York City time, on August _____, 1998, unless extended (the "Expiration Date"). Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the business day before the Expiration Date.

         Based on an interpretation by the staff of the Securities and Exchange Commission, Exchange Notes issued pursuant to the Exchange Offer in exchange for Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or a "broker" or "dealer" registered under the Securities Exchange Act of 1934, as amended) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. See the discussion in the Prospectus under "The Exchange Offer--General."

         The Exchange Offer is not conditioned on any minimum principal amount of Old Notes being tendered.

         Notwithstanding any other term of the Exchange Offer, the Company will not be required to accept for exchange, or exchange Exchange Notes for, any Old Notes not theretofore accepted for exchange and may terminate or amend the Exchange Offer before the acceptance of such Old Notes, if the conditions described in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" exist.

         The Company reserves the right not to accept tendered Old Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

         For your information and for forwarding to your clients for whom you hold Old Notes registered in your name or in the name of your nominee, we are enclosing the following documents:

         1.       A Prospectus dated July ____, 1998;

         2. A Letter of Transmittal for your use and for the information of your clients (together with Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 of the Internal Revenue Service);

         3.       Notice of Guaranteed Delivery; and

         4. A printed form of letter which may be sent to your clients for whose account you hold Old Notes registered in your name or in the name of your nominee, with an instruction letter for obtaining such clients' instructions to you with regard to the Exchange Offer.


                           WE URGE YOU TO CONTACT YOUR
                        CLIENTS AS PROMPTLY AS POSSIBLE.

         Any inquiries you may have with respect to the Exchange Offer may be addressed to, and additional copies of the enclosed materials may be obtained from, the Corporate Trust Department of the Exchange Agent at the following telephone number: (617) 664-5456

                                           Very truly yours,

                                           GULFMARK OFFSHORE, INC.


NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU AS THE AGENT OF THE COMPANY, THE EXCHANGE AGENT OR ANY OTHER PERSON OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                             GULFMARK OFFSHORE, INC.

                                OFFER TO EXCHANGE
                                       ITS
                          8 3/4% SENIOR NOTES DUE 2008
                             FOR ANY AND ALL OF ITS
                          8 3/4% SENIOR NOTES DUE 2008


To Our Clients:

         Enclosed for your consideration are the Prospectus, dated July ___, 1998 (the "Prospectus") and the related Letter of Transmittal (which together with the Prospectus constitute the "Exchange Offer") in connection with the offer by GulfMark Offshore, Inc., a Delaware corporation (the "Company"), to exchange its outstanding 8 3/4% Senior Notes due 2008 (the "Exchange Notes") for any and all of the outstanding 8 3/4% Senior Notes due 2008 of the Company (the "Old Notes"), upon the terms and subject to the conditions set forth in the Exchange Offer.

         We are the registered holders of Old Notes held for your account. An exchange of the Old Notes can be made only by us as the registered holders and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to exchange the Old Notes held by us for your account. The Exchange Offer provides a procedure for holders to tender by means of guaranteed delivery.

         We request information as to whether you wish us to exchange any or all of the Old Notes held by us for your account upon the terms and subject to the conditions of the Exchange Offer.

         Your attention is directed to the following:

         1. The Exchange Notes will be exchanged for the Old Notes at the rate of $1,000 principal amount of Exchange Notes for each $1,000 principal amount of Old Notes. The Exchange Notes will bear interest (as do the Old Notes) at a rate equal to 8 3/4% per annum, payable semi-annually on June 1 and December 1 of each year, commencing December 1, 1998 to holders of record on the immediately preceding May 15 and November 15 respectively. Holders of Exchange Notes of record on November 15, 1998, will receive on December 1, 1998, an interest payment in an amount equal to (x) the accrued interest on such Exchange Notes from the date of issuance thereof to December 1, 1998, plus (y) the accrued interest on the previously held Old Notes from the date of issuance of such Old Notes (June 8, 1998) to the date of exchange thereof. Interest will not be paid on Old Notes that are accepted for exchange. The Notes mature on June 1, 2008. The form and terms of the Exchange Notes are identical in all material respects to the form and terms of the Old Notes, except that (i) the offering of the Exchange Notes has been registered under the Securities Act of 1933, as amended (the "Securities Act"), (ii) the Exchange Notes will not be subject to transfer restrictions and (iii) the Exchange Notes will not be entitled to registration or other rights under the Registration Rights Agreement (as defined in the Prospectus) including payment of liquidated damages upon failure of the Company to consummate the Exchange Offer or the occurrence of certain other events.

         2. Based on existing interpretations by the staff of the Securities and Exchange Commission, Exchange Notes issued pursuant to the Exchange Offer in exchange for Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or a "broker" or "dealer" registered under the Securities Exchange Act of 1934, as amended) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. See the discussion in the Prospectus under "The Exchange Offer--General."

         3. The Exchange Offer is not conditioned on any minimum principal amount of Old Notes being tendered.

         4. Notwithstanding any other term of the Exchange Offer, the Company will not be required to accept for exchange, or exchange Exchange Notes for, any Old Notes not theretofore accepted for exchange, and may terminate or amend the Exchange Offer as provided herein before the acceptance of such Old Notes, if any of the conditions described in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" exist.

         5. The Exchange Offer will expire at 5:00 p.m., New York City time, on August ____, 1998, unless extended as provided in the Prospectus and the Letter of Transmittal (the "Expiration Date"). Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the business day before the Expiration Date.

         6. Any transfer taxes applicable to the exchange of the Old Notes pursuant to the Offer will be paid by the Company, except as otherwise provided in the Prospectus under "The Exchange Offer--Solicitation of Tenders; Fees and Expenses" and in Instruction 9 of the Letter of Transmittal.

         If you wish to have us tender any or all of your Old Notes, please so instruct us by completing, detaching and returning to us the instruction form attached hereto. An envelope to return your instructions is enclosed. If you authorize a tender of your Old Notes, the entire principal amount of Old Notes held for your account will be tendered unless otherwise specified on the instruction form. Your instructions should be forwarded to us in ample time to permit us to submit a tender on your behalf by the Expiration Date.

         The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of the Old Notes in any jurisdiction in which the making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction or would otherwise not be in compliance with any provision of any applicable securities law.

                             GULFMARK OFFSHORE, INC.

                                OFFER TO EXCHANGE
                                       ITS
                          8 3/4% SENIOR NOTES DUE 2008
                             FOR ANY AND ALL OF ITS
                          8 3/4% SENIOR NOTES DUE 2008

             INSTRUCTION TO REGISTERED HOLDER FROM BENEFICIAL OWNER

         The undersigned acknowledge(s) receipt of your letter and the enclosed Prospectus and the related Letter of Transmittal, in connection with the offer by GulfMark Offshore, Inc. (the "Company") to exchange its 8 3/4% Senior Notes Due 2008 (the "Exchange Notes") for any and all of its outstanding 8 3/4% Senior Notes Due 2008 (the "Old Notes").

         This will instruct you to tender the principal amount of Old Notes indicated below held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal.

         The undersigned represents that (i) the Exchange Notes to be acquired pursuant to the Exchange Offer in exchange for the Old Notes designated below are being obtained in the ordinary course of business of the person receiving such Exchange Notes, (ii) neither the undersigned nor any other person receiving such Exchange Notes is engaged in, intends to engage in, or has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and (iii) it is not an "affiliate," as defined under Rule 405 of the Securities Act of 1933 (the "Securities Act"), of the Company or, if it is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         If the undersigned is a "broker" or "dealer" registered under the Securities Exchange Act of 1934 that acquired Old Notes for its own account pursuant to its market-making or other trading activities (other than Old Notes acquired directly from the Company), the undersigned understands and acknowledges that it may be deemed to be an "underwriter" within the meaning of the Securities Act and, therefore, must deliver a prospectus relating to the Exchange Notes in connection with any resales by it of Exchange Notes acquired for its own account in the Exchange Offer. Notwithstanding the foregoing, the undersigned does not thereby admit that it is an "underwriter" within the meaning of the Securities Act.

YOU ARE HEREBY INSTRUCTED TO TENDER ALL OLD NOTES HELD FOR THE ACCOUNT OF THE UNDERSIGNED UNLESS OTHERWISE INDICATED BELOW.

[ ]      DO NOT TENDER ANY OLD NOTES
[ ]      TENDER OLD NOTES IN THE AGGREGATE PRINCIPAL AMOUNT OF $
                                                                ----------------
SIGNATURE:

---------------------------------------------------------
        NAME OF BENEFICIAL OWNER (PLEASE PRINT)

BY
  -------------------------------------------------------
                      SIGNATURE

---------------------------------------------------------
                       ADDRESS

---------------------------------------------------------
          AREA CODE AND TELEPHONE NUMBER


DATED:                      , 1998
       ---------------------

                          NOTICE OF GUARANTEED DELIVERY
                        FOR 8 3/4% SENIOR NOTES DUE 2008
                           OF GULFMARK OFFSHORE, INC.


         As set forth in the Prospectus dated July ___ , 1998 (the "Prospectus") of GulfMark Offshore, Inc. (the "Company") and in the Letter of Transmittal (the "Letter of Transmittal"), this form or a form substantially equivalent to this form must be used to accept the Exchange Offer (as defined below) if the certificates for the outstanding 8 3/4% Senior Notes due 2008 (the "Old Notes") of the Company and all other documents required by the Letter of Transmittal cannot be delivered to the Exchange Agent by the expiration of the Exchange Offer or compliance with book-entry transfer procedures cannot be effected on a timely basis. This form may be delivered by hand or transmitted by facsimile transmission, telex or mail to the Exchange Agent no later than the Expiration Date, and must include a signature guarantee by an Eligible Institution as set forth below. Capitalized terms used herein but not defined herein have the meanings ascribed thereto in the Prospectus.

        To:  State Street Bank and Trust Company (the "Exchange Agent")

     By Hand or Overnight Delivery:            Facsimile Transmissions:          By Registered or Certified Mail:
           State Street Bank                 (Eligible Institutions Only)               State Street Bank
           and Trust Company                       (617) 664-5739                      and Trust Company
      Corporate Trust Department                                                   Corporate Trust Department
              Fourth Floor                                                                 P. O. Box 778
         Two International Place                Facsimile Confirmation                 Boston, MA 02102-0078
            Boston, MA 02110                        (617) 664-5456


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED OR CERTIFIED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE INSTRUCTIONS ACCOMPANYING THE LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS NOTICE OF GUARANTEED DELIVERY IS COMPLETED.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instruction thereto, such signatures must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signature(s).

Ladies and Gentlemen:

         The undersigned acknowledges receipt of the Prospectus and the related Letter of Transmittal which describes the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of a new series of 8 3/4% Senior Notes due 2008 (the "Exchange Notes") for each $1,000 in principal amount of the Old Notes.

         The undersigned hereby tenders to the Company the aggregate principal amount of Old Notes set forth below on the terms and conditions set forth in the Prospectus and the related Letter of Transmittal pursuant to the guaranteed delivery procedure set forth in the "The Exchange Offer--Guaranteed Delivery Procedures" section in the Prospectus and the accompanying Letter of Transmittal.

         The undersigned understands that no withdrawal of a tender of Old Notes may be made on or after 5:00 p.m., New York City time, on the business day before the Expiration Date. The undersigned understands that for a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal that complies with the requirements of the Exchange Offer must be timely received by the Exchange Agent at one of its addresses specified on the cover of this Notice of Guaranteed Delivery prior to the Expiration Date.

         The undersigned understands that the exchange of Old Notes for Exchange Notes pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of (i) such Old Notes (or Book-Entry Confirmation of the transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company (the "Depositary" or "DTC")) and (ii) a Letter of Transmittal (or facsimile thereof) with respect to such Old Notes, properly completed and duly executed, with any required signature guarantees, the Notice of Guaranteed Delivery and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message. The term "Agent's Message" means a message transmitted by the Depositary to, and received by, the Exchange Agent and forming part of the confirmation of a book-entry transfer, which states that the Depository has received an express acknowledgment from each participant in the Depositary tendering the Old Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

         All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Owner(s) or Authorized Name(s) of Registered
Holder(s)

Signatory:
          ---------------------------------------------------      ---------------------------------------------------------

-------------------------------------------------------------      ---------------------------------------------------------

-------------------------------------------------------------      ---------------------------------------------------------

Principal Amount of Old Notes Tendered:                            Address:
                                                                            ------------------------------------------------

-------------------------------------------------------------      ---------------------------------------------------------
Certificate No(s). of Old Notes (if available):                    Area Code and Telephone No.:

-------------------------------------------------------------      If Old Notes will be delivered by book-entry
                                                                   transfer at The Depository Trust Company, insert
-------------------------------------------------------------
                                                                   Depository Account No.:
Date:                                                                                      ---------------------------------
     --------------------------------------------------------

This Notice of Guaranteed Delivery must be signed by the registered Holder(s) of Old Notes exactly as its (their) name(s) appears on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

Capacity:
               -----------------------------------------------------------------

Address(es):
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that each holder of Old Notes on whose behalf this tender is being made "own(s)" the Old Notes covered hereby within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (b) guarantees that, within three New York Stock Exchange trading days from the expiration date of the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Old Notes covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus) and required documents will be deposited by the undersigned with the Exchange Agent.

         The undersigned acknowledges that it must deliver the Letter of Transmittal and Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

Name of Firm:
             ------------------------------------------     -----------------------------------------------
                                                                           Authorized Signature
Address:                                                    Name:
        -----------------------------------------------          ------------------------------------------
                                                            Title:
-------------------------------------------------------           -----------------------------------------

Area Code and Telephone No.:                                Date:
                             --------------------------           -----------------------------------------